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                  MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2009 - MARCH 31, 2010

                                                                     AMOUNT OF   % OF     % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND    BY FUND ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------
UAL Corp 6.000%  10/01/09      --     $100.000      $300,000,000.00    675,000     0.22%  0.65%     J.P. Morgan,    J.P. Morgan
 due 10/15/2029                                                                                        Morgan
                                                                                                      Stanley,
                                                                                                   Goldman, Sachs
                                                                                                    & Co., Citi,
                                                                                                   Credit Suisse,
                                                                                                   UBS Investment
                                                                                                        Bank

    Sterlite      10/16/09      --     $100.000      $500,000,000.00    540,000     0.10%  0.50%     Deutsche Bank   Deutsche Bank
Industries India                                                                                     Securities,
 Ltd 4.000% due                                                                                    Morgan Stanley
   10/30/2014

   Forest City    10/20/09      --     $100.000      $175,000,000.00    270,000     0.13%  0.25%    Merrill Lynch,   Barclays
Enterprises Inc.                                                                                   Pierce, Fenner   Capital
   5.000% due                                                                                          & Smith
   10/15/2016                                                                                       Incorporated,
                                                                                                      Barclays
                                                                                                    Capital Inc.,
                                                                                                   Goldman, Sachs
                                                                                                    & Co., Morgan
                                                                                                    Stanley & Co.
                                                                                                    Incorporated,
                                                                                                       KeyBanc
                                                                                                       Capital
                                                                                                    Markets Inc.,
                                                                                                     PNC Capital
                                                                                                    Markets LLC,
                                                                                                     BNY Mellon
                                                                                                       Capital
                                                                                                    Markets, LLC,
                                                                                                    U.S. Bancorp
                                                                                                    Investments,
                                                                                                      Inc., BMO
                                                                                                       Capital
                                                                                                   Markets Corp.,
                                                                                                       Calyon
                                                                                                     Securities
                                                                                                     (USA) Inc.,

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                                                                                                      Comerica
                                                                                                     Securities,
                                                                                                      Inc., ING
                                                                                                      Financial
                                                                                                    Markets LLC,
                                                                                                   RBS Securities
                                                                                                        Inc.

    Dole Food    10/22/09      --      $12.500        $446,437, 500    115,000     0.32%  1.35%    Goldman, Sachs   Goldman Sachs
 Company 7.000%                                                                                      & Co., BofA
 due 11/01/2012                                                                                    Merrill Lynch,
                                                                                                    Deutsche Bank
                                                                                                     Securities,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                    J.P. Morgan,
                                                                                                       Morgan
                                                                                                    Stanley, BB&T
                                                                                                       Capital
                                                                                                    Markets HSBC
                                                                                                   Scotia Capital

  Ford Motor Co  11/03/09      --     $100.000    $2,500,000,000.00    935,000     0.04%  0.91%       Barclays      Merrill Lynch
 Note 4.250% due                                                                                    Capital, BofA   NY
   11/15/2016                                                                                      Merrill Lynch,
                                                                                                   Citi, Deutsche
                                                                                                        Bank
                                                                                                     Securities,
                                                                                                   Goldman, Sachs
                                                                                                     & Co., J.P.
                                                                                                   Morgan, Morgan
                                                                                                    Stanley, RBS,
                                                                                                    BNP PARIBAS,
                                                                                                        HSBC

 United Rentals  11/10/09      --     $100.000      $150,000,000.00    401,000     0.27%  0.38%     BofA Merrill    Merrill Lynch
 Inc. 4.000% due                                                                                    Lynch, Morgan
   11/15/2015                                                                                      Stanley, Wells
                                                                                                        Fargo
                                                                                                     Securities,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                       Calyon
                                                                                                     Securities
                                                                                                     (USA) Inc.,
                                                                                                   Scotia Capital

   Continental   12/07/09      --     $100.000      $200,000,000.00   $675,000     0.34%  0.64%        Morgan       Goldman Sachs
  Airlines Inc.                                                                                       Stanley,
   4.500% due                                                                                      Credit Suisse,
    1/15/2015                                                                                      Goldman, Sachs
                                                                                                    & Co., Citi ,
                                                                                                        UBS

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                                                                                                  Investment Bank

 Citigroup Inc.  12/16/09      --     $100.000    $3,500,000,000.00  1,990,000     0.06%  1.86%      Citi,Morgan    Citigroup
 PFD 7.500% due                                                                                        Stanley
   12/15/2012

  Priceline.com  03/05/10      --     $100.000      $575,000,000.00    520,000     0.09%  0.49%      J.P. Morgan    JP Morgan
 Inc. 1.250% due                                                                                     Securities
     3/15/15                                                                                        Inc., Merrill
                                                                                                   Lynch, Pierce,
                                                                                                   Fenner & Smith
                                                                                                    Incorporated,
                                                                                                   Morgan Stanley
                                                                                                        & Co.
                                                                                                    Incorporated,
                                                                                                      Citigroup
                                                                                                   Global Markets
                                                                                                      Inc., RBS
                                                                                                     Securities
                                                                                                     Inc., Wells
                                                                                                        Fargo
                                                                                                     Securities,
                                                                                                        LLC.

 Prologis 3.25%  03/10/10      --     $100.000      $400,000,000.00  1,300,000     0.33%  1.21%       Citigroup     Deutsche Bank
  due 3/15/2015                                                                                    Global Markets
                                                                                                   Inc., Barclays
                                                                                                    Capital Inc.,
                                                                                                    Deutsche Bank
                                                                                                     Securities
                                                                                                     Inc., J.P.
                                                                                                       Morgan
                                                                                                     Securities
                                                                                                    Inc., Morgan
                                                                                                    Stanley & Co.
                                                                                                    Incorporated,
                                                                                                     RBC Capital
                                                                                                       Markets
                                                                                                    Corporation,
                                                                                                        Daiwa
                                                                                                     Securities
                                                                                                    America Inc.,
                                                                                                    ING Financial
                                                                                                    Markets LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                     Securities
                                                                                                    (USA), Inc.,
                                                                                                   Scotia Capital
                                                                                                     (USA) Inc.,
                                                                                                       Credit

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                                                                                                      Agricole
                                                                                                     Securities
                                                                                                     (USA) Inc.

Rovi Corp 2.625% 03/11/10       --     $100.000      $460,000,000.00    520,000     0.13%  0.48%      J.P. Morgan    JP Morgan
  due 2/15/2049                                                                                      Securities
                                                                                                    Inc., Goldman
                                                                                                    Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                        & Co.
                                                                                                    Incorporated,
                                                                                                    Piper Jaffray
                                                                                                     & Co., UBS
                                                                                                   Securities LLC

    Hartford     03/18/10      --      $25.000       $20,000,000.00     52,000     0.26%  1.20%     Goldman Sachs   Goldman Sachs
    Financial                                                                                        & Co., J.P.
  Services PFD                                                                                      Morgan, BofA
   7.250% due                                                                                      Merrill Lynch,
    4/1/2013                                                                                           Morgan
                                                                                                   Stanley, Citi,
                                                                                                   Credit Suisse,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                    BB&T Capital
                                                                                                    Markets, BNY
                                                                                                   Mellon Capital
                                                                                                    Markets, LLC,
                                                                                                    Deutsche Bank
                                                                                                     Securities,
                                                                                                      RBS, UBS
                                                                                                     Investment
                                                                                                     Bank, U.S.
                                                                                                       Bancorp
                                                                                                     Investments
                                                                                                        Inc.
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